Exhibit 99.2

Presentation Outline for IPAA Symposium Presentation, New York April 10, 2006

Slide 1 - Focused Growth In Emerging Resource Plays IPAA Oil and Gas Investment Symposium New York -- April 2006 James E. Sigmon, President and CEO Roberto R. Thomae, VP-Capital Markets

Slide 2 - Corporate Information
- Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300; Fax: (210) 496-3232; www.txco.com
- Contacts: James E. Sigmon, President and CEO, jsigmon@txco.com Roberto R. Thomae, Vice President-Capital Markets, bthomae@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2005. This report and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - TXCO: A Profile
Map of South Central United States of America with Maverick and Marfa Basins indicated.
-     Full-Cycle Exploration Company
       -  Lease / generate prospects / drill / produce
-     Multiple Emerging Resource Plays
Maverick Basin
-     Continues as core focus
       -   Glen Rose Porosity oil play
       -   4 rigs in operation
-     -   1,000's of potential drilling locations
-     Proved reserves of 38.8 Bcfe
       -   ~98% of TXCO total (39.4 Bcfe)
       -   ~75% oil
-     Significant multi-play potential
Marfa Basin
-     Provides new growth opportunities
       -   Acquired 135,000 net acres in October 2005
-     Prospective for Barnett and Woodford shales

Slide 4 - Strategic Alternatives Results Lay Foundation for Growth

-   TXCO Gains Enhanced Shareholder Value, Accelerates Existing Business Plan
-   EnCana Partners with TXCO in Maverick Basin
     -   Confirms basin's high potential
     -   Emerging resource plays
     -   Reaffirms TXCO's historical focus
-   $80 Million, All-Cash Transaction
     -   Deleveraged balance sheet -- very low debt
     -   Enhanced liquidity
     -   EnCana acquired 3% of proved reserves, 20% of production at Sept. 1, 2005
-   TXCO Nets Higher Working Interest In Promising Zones
     -   85% WI in Maverick Basin acreage
     -   Glen Rose Porosity oil play

Slide 5 - TXCO's Maverick Basin Focus Area
Map of South Central United States of America with Maverick Basin indicated, and more detailed map focusing in on TXCO's Maverick Basin lease area that indicates by shading the acreage covered by the EnCana joint venture and TXCO's Glen Rose/San Miguel acreage, as well as outlining the acreage covered by 3-D seismic data.

TXCO Acreage Block, 656,000 gross acres, 555,000 net acres

Slide 6 - Maverick Basin Cross Section
Drawing showing the relative positions of the following geologic formations:  Escondido, Olmos / CBM, San Miguel, Anacacho, Austin Chalk, Eagle Ford, Buda, Del Rio, Georgetown, Pryor, McKnight, Glen Rose, Pearsall, Pine Island, Sligo, Hosston and Jurassic. The slide also indicates 8 of the formations as resource plays (those have been underlined above).
-     20+ Productive Zones, Thousands of Drilling Prospects

Slide 7 - Maverick Basin Core Focus Glen Rose Porosity Oil Play
Picture of seismic data for a portion of the lease with a span of 34 miles indicated with TXCO wells drilled for 2002 through 2005, 2006 wells, wells currently drilling, and 2006 focus areas indicated.
-    48 wells drilled since 2002 discovery
-   300+ potential drilling locations in inventory
-   3 rigs currently drilling
-   Average daily sales up 23%
     -   December 2005:  1,178 BOPD
    -   February 2006:    1,444 BOPD
-   Reserves targeted/well
      -    75 to 400 MBbls
-    Drilling costs
      -  Horizontal -- $1.0-1.25 million

Slide 8 - Glen Rose Porosity Production Type Curve -- Actual
Line chart indicating production curves for the types of wells indicated in the table. Also marking each line with a star indicating the payout point.
-   GR Porosity Type Well EUR: 140,000 Bbls
-   Payout based on 36 MBbls @ $50 per Bbl

Type                            No. Wells                 Cum Prod.              EUR
Best Well                                                        266 MB             428 MB
Horz >1,000' in Zone              4                      161 MB             229 MB
Horz < 1000' in Zone              4                        66 MB             111 MB
Vertical                                 15                        88 MB               95 MB
Horz -- Not in Zone                3                        29 MB               37 MB
Horz < 200' in Zone                7                        39 MB               45 MB
  Total Commercial Wells     33

Slide 9 - TXCO's Other 2006 Maverick Basin Plays
Drawing of geological formations.
San Miguel Waterflood
-   Prod = 1.4 MMcfe/d (Dec 2005)
-   120+ potential infill locations
-   Current 2006 plan
     -   10 gross wells (100% WI)
     -   $3M CAPEX
Georgetown Formation
-   Gas and oil play
-   Prod = 0.7 MMcfe/d (Dec 2005)
-   300+ potential drilling locations
-   Current 2006 plan
     -   10 gross wells (100% WI)
     -   $6.6M CAPEX
Pearsall Formation
-   Deep gas play
-   EnCana JV (50% WI)
-   Current 2006 plan
     -   8 gross wells
     -   $8M CAPEX

Slide 10 - Maverick Basin Tar Sands
Map of Kinney, Maverick, Zavala and Dimmit Counties indicating the focus area for San Miguel tar sand, primarily in northern Maverick County. .
-    2-4 billion Bbls* estimated in place
-   Experienced Canadian partner -- Pearl E&P (50% WI)
     -   Carried TXCO on first two wells and steam generation facilities
-   Analogous to Canada's Cold Lake field
-   26 pilot wells scheduled for 2nd half of 2006
-   New technology and higher oil prices improve economics
* Estimates prepared for the United States Geological Survey

Slide 11 - TXCO's Maverick Basin Pipeline-Marketing Synergy
Map of pipeline superimposed over Maverick Basin lease map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compressor stations and Delivery points, as well as indicating the relative location of the Eagle Pass and Carrizo Springs communities and Mexico.
-     Strong infrastructure
-     Operational synergies
-     91-mile system provides:
       -  Higher netback
       -  U.S. / Mexico markets
       -  Ongoing cost savings
       -  Multiple delivery points
-     35 MMcfd current capacity
-     35% capacity utilization
-     100 MMcfd capacity potential
-     Enhanced basin-wide production monitoring

Slide 12 - New West Texas Shale Play
Map of south central US, indicating the Ouachita and Appalachian Thrusts; the Marathon, Llano and Ozark uplifts; the Marfa, Delaware, Val Verde, Kerr, Fort Worth, Arkoma, and Black Warrior basins, and locations where Barnett, Woodford and Fayetteville Shales have been developed. Map also indicates location of the Maverick Basin.
-     100% WI, seeking 50% partner
-     Underexplored Marfa Basin along Ouachita Overthrust

Slide 13 - Marfa Basin Well Log Cross Section
Copy of logs for Exxon's J.P. Kennedy #1, El Paso Natural Gas Co.'s Simpson #1 and Pure Oil Co's J.F. Lane #1 wells. Each log indicates the Pennsylvanian/Mississippian Gas-Bearing Shale Wedge, the Mississippian Lime, Woodford Shale and Devonian portions.

Slide 14 - Marfa Basin Prospect
-     Unexplored basin along Ouachita overthrust
       -   Geologically Similar to Gas-Prone Fort Worth And Arkoma Basins
-     Excellent geochemical characteristics
       -   Barnett and Woodford shales present
       -   400' - 1,200' thick shales
       -   High gas-in-place potential
       -   Organically rich -- good TOC
       -   Thermally mature in gas window
-     Initial exploration/development in 2nd half 2006
       -   2 wells planned
-     Other leading shale players in Delaware Basin
       -   EnCana, Burlington, EOG, Quicksilver, Carrizo, Petrohunt, etc.

Slide 15 - TXCO's Marfa Basin Lease Block
Map of south central US indicating the location of the Marfa basin, with enlargement showing the TXCO, Quicksilver and Carrizo acreage and the relative position of the Marfa and Alpine communities.
-     TXCO Acreage Block
-     140,000 gross acres
-     135,000 net acres

Slide 16 - TXCO Operational Snapshot

-  880,000 Gross Acres in Leasehold
   -  Maverick Basin -- 656,000 acres (555,000 net)
   -  Marfa Basin -- 140,000 acres (135,000 net)
   -  Williston Basin -- 84,000 acres (83,000 net)
-  Dec. 31, 2005, Reserve Make Up
   -  39.4 Bcfe -- 47.5% Proved Developed
   -  75% Oil -- 5.0 MMBbls
   -  25% Gas -- 9.7 Bcf
   -  4% increase over YE 2004
-  Oil and Gas Sales
   -  2005 sales 4.6 Bcfe, -6.1% from 2004 -- post EnCana
       -  Production mix 52% oil / 48% gas
   -  Accelerating Glen Rose Porosity oil production
   See appendix for definitions

Slide 17 - Year-End Capitalization And Credit Statistics

                                                                                                        As of December 31,
  ($ millions)                                                                           2004                                    2005
Capital Structure
Cash & Equivalents                                                               $   3.1                                  $   6.1
Bank Debt  -  $50M Facility                                                      17.1                                      0.0
Preferred Stock                                                                        16.0                                       0.0
Stockholders' Equity                                                                 65.7                                     83.3

Credit Statistics
Debt/Ebitda *                                                                          1.9x                                      0.0x
Debt/Proved Reserves ($/Mcfe)                                             $ 0.92                                    $ 0.01

-     TXCO's strong financial position following the EnCana transaction provides opportunities for continued growth
*   See Ebitda / Ebitdax reconciliation on TXCO's Web site

Slide 18 - Private Placement Transaction Summary
-     Gross Proceeds                         $31.5 million
-     Security                                     Common stock (unregistered)
-     Shares Sold                               3.0 million
-     Use of Proceeds                        Increased CAPEX budget for:
                                                         -  Drilling rig acquisition
                                                         -  Glen Rose Porosity wells
                                                         -  Marfa Basin wells
                                                         -  San Miguel tar sands pilot
                                                         -  General corporate purposes
-     Co-Placement Agents              A.G. Edwards and Harris Nesbitt

Slide 19 - Revised 2006 CAPEX Guidance

Slide contains two pie charts showing budget dollars, number of wells and % for focus areas and Other. The first pie chart is titled "Initial CAPEX -- 57 wells", as follows:
       Glen Rose -- 28 Wells, including 24 Porosity wells -- $23.3 million -- 54%; Georgetown --
       10 Wells -- $6.6 million -- 15%; Other -- $2.4 million; Pena Creek San Miguel -- 10 Wells -- $3.0        million; and Pearsall -- 8 wells -- $8.0 million -- 18%.
The second pie chart is titled "Revised CAPEX -- 90+ Wells" and showed expanded activity and focus areas, as follows:
       Glen Rose -- 36 wells, including 32 porosity wells -- $30 million -- 42%; Georgetown --
       10 Wells -- $6.6 million -- 9%; Other -- $2.4 million; Pena Creek San Miguel -- 10 Wells -- $3.0        million; Pearsall -- 8 wells -- $8.0 million; Drilling Rig -- $5 million; Marfa -- 2 Wells --
       $5 million; and San Miguel Tar Sand -- 26 Wells -- $12 million -- 17%.
-   2006 target: $70 million --$80 million
-   150% increase over initial 2005 CAPEX
-   Focus on Glen Rose Porosity oil play

Slide 20 - Key Indicators Confirm Growth

Slide contains a data box and three bar charts:
-   Rolling 3-Year Metrics 2003 - 2005
     -   Production Replacement - 220%
     -   Drillbit Gross Profit ROI - 185%
     -   Drillbit F&D Cost/Mcfe - $2.98
Chart 1 -- Bar chart indicating EBITDA, EBITDAX by year in millions for 2001 through 2005 and indicating a 38% CAGR for EBITDA. Actual dollar amounts not indicated. EBITDA ranges from approximately $5 million in 2001 to over $20 million in 2005. EBITDAX ranges from under $10 million in 2001 to almost $25 million in 2005.
Chart 2 -- Bar chart indicating Proved Reserves* in Bcfe by year for oil and gas for 2001 through 2005, as follows: Oil -- '01 - 1.8, '02 - 8.9, '03 - 12.8, '04 - 20.2, and 2005 - 29.6; Gas -- '01 - 11, '02 - 14.7, '03 - 15.6, '04 - 17.7, and 2005 - 9.9.
Chart 3 -- Bar chart indicating Total Revenues by year for 2001 through 2005 in millions, and a 49% CAGR. Actual dollar amounts not shown. Ranges from about $14 million in 2001 to about $67 million in 2005.
*  Reflects sale to EnCana at Sept. 1, 2005

Slide 21 - TXCO's 1-Year Stock Performance

Line chart shows stock performance for TXCO, weekly for April 2005 through March 2006, with a bar chart indicating volume of trading for the same period. Beginning and ending prices labeled as $5.89 and $11.82, respectively. Sections are labeled, as follows:
-   Mid-2005 -- Strategic Alternatives
-   September 2005 -- EnCana Sale
-   January 2006 -- A.G. Edwards Coverage & YE05 Operations Update
-   February / March 2006 -- 1Q06 Operations Update
Boxes contain the following data:
-   Comp/Close/Trade/USD
-   Last -- 11.82
-   High 03/29/06 -- 12.79
-   Average 6.3797
-   Low 08/23/05 -- 3.98
-   Volume -- 0.678m
-   SMAVG on Volume(15) -- 0.595m
Source: Bloomberg

Slide 22 - Why Own TXCO Now?
-     Dominate Position in the Maverick Basin
      -   Multiple Emerging Resource Plays
      -   1000's of potential drilling locations
      -   Increased WI in core Glen Rose Porosity oil play
      -   Integrated infrastructure
-     EnCana JV: Accelerates Growth, Validates Acreage
-     Marfa Basin West Texas Shale Play Provides Significant Growth Potential
      -   Prospective for Barnett and Woodford shales
-     Potential for Substantial Reserve and Production Growth
      -   Revised 2006 CAPEX budget: $70M -- $80M
-   Exploration Team with Proven Track Record
       -   Demonstrated basin's multi-play/multi-pay potential
       -   Advanced technologies mitigate risk
-     Explosive Growth Potential

Slide 23 - Focused Growth In Emerging Resource Plays Visit us on the Web at www.txco.com

Slide 24 - Appendix
-   Acreage Position -- Gross/net mineral acres held under lease or option
-   Average Daily Sales Volumes -- Sales volumes approximate field production volumes after the impact of fuel, shrink, venting and/or downtime related to pipeline curtailment, amine/processing plant capacity, weather, compression, or routine repairs and maintenance.
-   CAGR -- Compound annual growth rate
-   Cash Flows -- Net cash provided by operating activities
-   Debt-to-Capitalization Ratio -- Total debt over (total debt plus total stockholder equity)
-   Drillbit Finding and Development Costs -- Per Mcfe, including exploration costs and actual drilling costs incurred compared to the volume of new reserves added, prior to any revisions in engineering estimates.
-   Ebitdax and Ebitda -- See the Investor Relations section of the Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures.
-   Enterprise Value -- Diluted shares (assuming exercise of all outstanding options and warrants), times share price, plus debt, plus preferred equity, less cash and equivalents.
-   EUR -- Estimated ultimate recovery
-   Gross Profit -- Oil and gas revenues less operating expenses and G&A costs
-   Gross Profit Return on Investment -- Gross Profit divided by Finding and Development Costs
-   MBbls/MMBbls - Thousand/million barrels of oil
-   Mcf -- Thousand cubic feet of gas
-   MMcfd -- Million cubic feet of gas per day
-   Mcfe/MMcfe/Bcfe/Tcfe -- Thousand cubic feet equivalent / Million cubic feet equivalent / Billion cubic feet equivalent / Trillion cubic feet equivalent
-   Pro Forma Numbers -- For the quarter ended Sept. 30, adjusted for sales of properties to EnCana.
-   Proved Reserves -- Interim estimates internally generated. Year-end estimates prepared by independent reservoir engineers. Reserve estimates prepared in accordance with SEC and FASB requirements.
-   ROI -- Return on investment
-   TOC -- Total organic carbon present in a formation. A basic chemical analysis of source rock.